Exhibit 10.11(c)
LANVISION SYSTEMS, INC.

Second amendment to the Lease for office space between Creek Road Warehouse Complex, LLC, and LanVision, Inc., dated January 19, 2004.

                            SECOND AMENDMENT TO LEASE

              This Second Amendment to Lease (this "Second Amendment") is made as of this 19th day of January, 2004, by and between Creek Road Warehouse Complex, LLC (hereinafter referred to as "Landlord"), and Lan Vision, Inc. (hereinafter referred to as "Tenant").

                              W I T N E S S E T H :

WHEREAS, Creek Road Warehouse Complex, LLC as Landlord and LanVision, Inc. as Tenant entered into a certain lease (the "Original Lease") dated May 4, 2000, whereby Landlord leased to Tenant certain premises (the "Premises") consisting of approximately 15,000 square feet of space in the building known as 5481 Creek Road, Cincinnati, Ohio 45242.

WHEREAS, subsequent thereto, said Lease was amended by Landlord and Tenant by a certain "First Amendment to Lease" dated November 20, 2002.

NOW, THEREFORE, for good and valuable consideration the receipt and legal sufficiency of which are hereby acknowledged, the Lease is hereby amended as follows:

A. Term. To have and to hold the Premises, together with all privileges, rights, and obligations thereunto appertaining and belonging unto Tenant, for and during the term of one (1) year (the "Renewal Term") commencing February 1, 2004 and ending January 31, 2005.

B. Base Rent. Tenant shall pay Landlord as base rent for the Premises during the Renewal Term, without prior notice or demand, monthly rental as follows:

           LEASE PERIOD                MONTHLY RENT       ANNUAL RENT
-----------------------------------  ------------------  ---------------
February 1, 2004 - January 31, 2005      $ 10,250.00       $ 123,000.00

C. Entirety of Agreement. To the extent not modified and amended by this Second Amendment to Lease, or the First Amendment to Lease dated November 20, 2003, all provisions and terms of the Original Lease dated May 4, 2000, shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to Lease to be duly executed as of the date and year indicated below each signature.

WITNESSES:                                     LANDLORD:
Signed and acknowledged in the presence        Creek Road Warehouse Complex, LLC
of:
                                               By: /s/ A. Green
                                                   ----------------------------
/s/ Angela Woodward
-----------------------------------            Its: Member
Printed Name: Angela Woodward
                                               Date: January 20, 2004
/s/ Ed Brill
-----------------------------------
Printed Name: Ed Brill
                                               TENANT:
Signed and acknowledged in the presence        Lan Vision, Inc.
of:

                                               By: /s/ Paul W. Bridge, Jr.
                                                   -----------------------------
/s/ Donna J. McClure                           Its: Chief Financial Officer
-----------------------------------            Date: 19 Jan 04
Printed Name: Donna J. McClure

/s/ Robin K. Richie
-----------------------------------
Printed Name: Robin K. Ritchie

                                    LANDLORD

STATE OF OHIO         }
                      } SS:
COUNTY OF HAMILTON    }

         BE IT REMEMBERED that on this 20th day of January, 2004 before me, the subscribed notary public, personally appeared Andrew J. Green who, I am satisfied, is the person who signed the within instrument as Member of Creek Road Warehouse Complex, LLC, and he thereupon acknowledged that said signature of the within instrument was his voluntary act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                             /s/ Angela M. Woodward
                                             -----------------------------------
                                             Notary Public

                                             My commission expires: 01-19-08

         TENANT

STATE OF      OHIO                }
                           } SS:
COUNTY OF Hamilton         }

         BE IT REMEMBERED that on this 19th day of January, 2004 before me, the subscribed notary public, personally appeared Paul W. Bridge, Jr. who, I am satisfied, is the person who signed the within instrument as Chief Financial Officer of LanVision, Inc., and he thereupon acknowledged that the said instrument made by such corporation was signed, sealed with its corporate seal and delivered by him as such officer, and is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                             /s/ Melissa J. Vincent
                                             -----------------------------------
                                             Notary Public

                                             My commission expires: June 8, 2004